UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 29, 2004

Cross Country Healthcare, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-33169	13-4066229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6551 Park of Commerce Blvd., N.W., Boca Raton, FL 33487

(Address of Principal Executive Office) (Zip Code)

(561) 998-2232

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

(a)  On October 29, 2004 Cross Country Healthcare, Inc. (“the Company”) issued two press releases announcing that it is scheduled to make presentations, copies of which are attached as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K. This information is being furnished under Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section.

Item 7.01   Regulation FD Disclosure.

Incorporated by reference are two press releases issued by the Company on October 29, 2004 which are attached hereto as Exhibit 99.1 and Exhibit 99.2. This information is being furnished under Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section.

Item 9.01   Financial Statements and Exhibits.

(c) Exhibits

Exhibit	Description

99.1	First Press Release issued by the Company on October 29, 2004
99.2	Second Press Release issued by the Company on October 29, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CROSS COUNTRY HEALTHCARE, INC.

	By:	/s/ EMIL HENSEL
	Name:	Emil Hensel
Dated: November 2, 2004	Title:	Chief Financial Officer

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Item 2.02   Results of Operations and Financial Condition.

Item 7.01   Regulation FD Disclosure.

Item 9.01   Financial Statements and Exhibits.